 SECTION 1350 CERTIFICATION

      The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company") that the Annual Report of the Company on Form 10-K for the periods ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

 March 11, 2004                             /s/ George A. Schloegel
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     Date                                George A. Schloegel
                                         Vice-Chairman of the Board &
                                         Chief Executive Officer

      A signed original of this written statement required by Section 1350 has been provided to Hancock Holding Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 1350 CERTIFICATION

      The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company") that the Annual Report of the Company on Form 10-K for the periods ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

  March 11, 2004                           /s/ Carl J. Chaney
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     Date                                Carl J. Chaney
                                         Executive Vice President &
                                         Chief Financial Officer

      A signed original of this written statement required by Section 1350 has been provided to Hancock Holding Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.